THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Variable Annuity Account N

Lincoln ChoicePlus AssuranceSM (Prime)

Supplement dated July 21, 2022 to the Summary Prospectus for New Investors dated May 1, 2022

This Supplement to your summary prospectus outlines important changes that become effective on and after August 22, 2022.  These changes are related to Appendix B – Investment Requirements.

All other provisions outlined in your variable annuity prospectus remain unchanged. This Supplement is for informational purposes and requires no action on your part.

Appendix B – Investment Requirements: If you have elected a Living Benefit Rider, you may be subject to the Investment Requirements outlined in the prospectus, according to which Living Benefit Rider you own and when you elected that rider. Please refer to your prospectus to determine if you are subject to Investment Requirements. The changes outlined below are effective for August 22, 2022 and are added to the existing Investment Requirements in your summary prospectus. All other provisions of Investment Requirements remain unchanged.

The following changes apply to Investment Requirements for other Living Benefit Riders purchased on or after November 28, 2016 (January 9, 2017 for existing Contractowners). The LVIP Delaware SMID Cap Core Fund and LVIP Wellington Capital Growth Fund are added to the list of funds that cannot exceed 80% of your Contract Value.

The following changes apply to Investment Requirements for i4LIFE® Advantage Guaranteed Income Benefit (version 4) riders purchased on or after February 8, 2016 and prior to November 28, 2016 (January 9, 2017 for existing Contractowners). The LVIP Delaware SMID Cap Core Fund and LVIP Wellington Capital Growth Fund are added to the list of funds that cannot exceed 70% of your Contract Value.

Please retain this Supplement for future reference.